UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 14, 2005

(Date of earliest event reported)

Computer Associates International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza Islandia, New York	11749
(Address of Principal Executive Offices)	(Zip Code)

(631) 342-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statement and Exhibits

As previously disclosed, on October 14, 2005, Computer Associates International, Inc. (the “Company”) completed its acquisition of iLumin Software Services, Inc. (“iLumin”) by merger for total consideration of approximately $47.35 million, including the assumption of debt. The Company is filing this report to provide the required financial statements of iLumin, and the pro forma financial statements relating to the iLumin acquisition, specified below. For more information about the iLumin acquisition, see the Company’s Current Report on Form 8-K filed with the SEC on October 20, 2005, which is hereby amended.

(a) Financial Statements of Business Acquired.

The following audited financial statements of iLumin are furnished as Exhibit 99.1 and are incorporated herein by reference:

(i)                                       Report of Independent Auditors

(ii)                                  Consolidated Balance Sheets at September 30, 2005 and December 31, 2004

(iii)                               Consolidated Statements of Operations for the Nine Months Ended September 30, 2005 and the Year Ended December 31, 2004

(iv)                              Consolidated Statements of Stockholders’ Equity (Deficit) for the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005

(v)                                 Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2005 and for the Year Ended December 31, 2004

(vi)                              Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information.

The following pro forma financial statements are furnished as Exhibit 99.2 and incorporated herein by reference:

(i)                                     Unaudited pro forma Condensed Balance Sheet as of September 30, 2005, which gives effect to the iLumin acquisition as if it had been completed on September 30, 2005

(ii)                                  Unaudited pro forma Condensed Statements of Operations for the fiscal year ended March 31, 2005 and the nine months ended September 30, 2005, which give effect to the acquisition of iLumin and Niku Corporation as if the acquisitions had been completed on April 1, 2004

(d) Exhibits

Exhibit No.	Description
Exhibit 23.1	Consent of Perlson, Touhy & Company, LLP
Exhibit 99.1	(i) Report of Independent Auditors
(ii) Consolidated Balance Sheets at September 30, 2005 and December 31, 2004
(iii) Consolidated Statements of Operations for the Nine Months Ended September 30, 2005 and the Year Ended December 31, 2004
(iv) Consolidated Statements of Stockholders’ Equity (Deficit) for the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005
(v) Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2005 and for the Year Ended December 31, 2004
(vi) Notes to Consolidated Financial Statements
Exhibit 99.2	Unaudited Pro Form Condensed Balance Sheet and Unaudited Pro Forma Condensed Statements of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER ASSOCIATES INTERNATIONAL, INC.

Date: December 30, 2005	By:	/s/ KENNETH V. HANDAL
Kenneth V. Handal
Executive Vice President, General Counsel and Corporate Secretary